GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1


[GRAPHIC OMITTED]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294 fax


GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1: Final Collateral Tables


   STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.
Please  read  and  understand  this  entire   statement   before  utilizing  the
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for any  issuer,  and  although  it may be  based on data  supplied  to it by an
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Information  that  refers  to the  "Statement  Regarding  Assumptions  and Other
Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not
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Contact your registered representative for detailed explanations of any modeling
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Information may not reflect the impact of all structural  characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these
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Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein
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regarding the collateral or the securities and will be superseded by information regarding  the  collateral  and/or  the  securities  contained  in the  Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the
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have not been confirmed by actual  trades,  may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with
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from Bear Stearns.

________________________________________________________________________________
Bear Stearns
Page 1

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

         COLLATERAL SUMMARY - GROUP I HOME LOANS (CONFORMING)

                                    Home Loan Collateral

Cut-Off Date                        1/1/01

Total Outstanding Balance:          $204,129,808.93

Number of Loans:                    5,262

Average Remaining Balance:          $38,793.20  (range: $8,761.57 -
                                    $128,910.74)

WA Home Loan Rate:                  15.120%  (range: 10.250% - 17.500%)

Original Weighted Average Term:     242 months

Remaining Weighted Average Term:    240 months

Lien Position:                      100.00% second

WA CLTV Ratio:                      115.32% (range: 25.95% - 125.00%)

WA FICO Score:                      685

WA DTI Ratio:                       40.11% (11.89% - 51.76%)

WA Junior Ratio:                    28.54% (4.16% - 100.00%)

WA Disposable Income:               $3,644.49

Documentation:                      100.00% full documentation

Property Type:                      92.23% single family,
                                    6.63% condo,
                       1.14% PUD.

Owner Occupancy:                    100.00% owner occupied

Geographic Distribution:            CA (15.86%), FL (6.72%), NC (6.47%).
(all states >= 5.00%)



Bear Stearns
Page 2

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Initial Group I (Conforming) Home Loan Characteristics


Set forth below is a description of certain characteristics of the Initial Group I Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group I Home Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).




                                  Property Type

                                                                                     Percentage of
                                                Number of                                  Cut-Off
                                          Initial Group I    Aggregate Unpaid       Date Aggregate
Property Type                                  Home Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
Single Family                                       4,839     $188,260,668.24               92.23%
Condo                                                 368       13,544,005.31                 6.63
PUD                                                    55        2,325,135.38                 1.14
                                                      ---        ------------                 ----
                                Total               5,262     $204,129,808.93              100.00%





                         Outstanding Principal Balances

                                                                                     Percentage of
                                                Number of                                  Cut-Off
                                          Initial Group I    Aggregate Unpaid       Date Aggregate
Range of Principal Balances ($)                Home Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
          $0.00    to    $25,000.00                 1,074      $21,845,570.27               10.70%
     $25,000.01    to    $50,000.00                 3,235      119,884,599.23                58.73
     $50,000.01    to    $75,000.00                   749       44,872,605.91                21.98
     $75,000.01    to    $100,000.00                  189       15,803,785.05                 7.74
    $100,000.01    to    $125,000.00                   15        1,723,248.47                 0.84
    $125,000.01    to    $150,000.00                1,074        21,845,570.27                10.70
                                       ----------- ------       -------------                -----
                                Total               5,262     $204,129,808.93              100.00%

The  average  Principal  Balance  of the  Initial  Group I Home  Loans as of the
Cut-Off Date is approximately $38,793.20.



Bear Stearns
Page 3

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.







THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                Original Balances

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Range of Original Balances ($)                 Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
          $0.00   to    $25,000.00                  1,065      $21,634,499.61              10.60%
     $25,000.01   to    $50,000.00                  3,241      119,946,093.87               58.76
     $50,000.01   to    $75,000.00                    750       44,873,128.82               21.98
     $75,000.01   to    $100,000.00                   191       15,952,838.16                7.82
    $100,000.01   to    $200,000.00                    15        1,723,248.47                0.84
                                                      ---        ------------                ----
                                Total               5,262     $204,129,808.93             100.00%

The average  Original Balance of the Initial Group I Home Loans is approximately
$38,793.20.




                          Combined Loan-to-Value Ratios

                                                                                    Percentage of
                                                Number of                                 Cut-Off
Range of Combined Loan-to-Value           Initial Group I    Aggregate Unpaid      Date Aggregate
Ratios (%)                                     Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
      0.00%   to    40.00%                                         $68,055.49               0.03%
                                                        2
     40.01%   to    50.00%
                                                        1           14,956.13                0.01
     50.01%   to    60.00%
                                                        1           34,173.97                0.02
     60.01%   to    70.00%
                                                        5          238,149.63                0.12
     70.01%   to    80.00%
                                                       12          458,270.77                0.22
     80.01%   to    90.00%
                                                       26          954,051.92                0.47
     90.01%   to    100.00%                           192        6,151,790.64                3.01
    100.01%   to    105.00%                           453       14,383,060.04                7.05
    105.01%   to    110.00%                           830       27,626,486.00               13.53
    110.01%   to    115.00%                           981       36,332,927.46               17.80
    115.01%   to    120.00%                         1,137       45,980,045.97               22.52
    120.01%   to    125.00%                         1,622       71,887,840.91               35.22
                                       ----------- ------       -------------               -----
                                Total               5,262     $204,129,808.93             100.00%

The minimum and maximum  Combined  Loan-to-Value  Ratios of the Initial  Group I
Home Loans as of the Cut-Off Date are approximately 25.95% and 125.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Group I Home Loans as of the Cut-Off Date is approximately 115.32%.



Bear Stearns
Page 4

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                           Geographical Distributions

                                                                                   Percentage of
                                                                                         Cut-Off
                                                Number of                         Date Aggregate
                                          Initial Group I     Aggregate Unpaid         Principal
Location                                       Home Loans    Principal Balance           Balance
------------------------------------- -------------------- -------------------- -----------------
California                                            756       $32,376,383.63            15.86%
Florida                                               366        13,711,059.93              6.72
North Carolina                                        351        13,208,366.88              6.47
Virginia                                              233         9,547,057.37              4.68
Pennsylvania                                          257         9,431,950.45              4.62
Ohio                                                  264         9,412,102.87              4.61
New York                                              198         8,090,091.60              3.96
Georgia                                               200         7,206,216.53              3.53
Maryland                                              174         6,973,556.46              3.42
New Jersey                                            153         6,792,047.51              3.33
Illinois                                              178         6,499,732.19              3.18
Michigan                                              137         5,329,876.97              2.61
Arizona                                               125         5,004,533.54              2.45
Alabama                                               128         4,567,955.53              2.24
Tennessee                                             117         4,424,705.90              2.17
Washington                                             98         4,209,243.75              2.06
Indiana                                               118         4,208,440.12              2.06
                                      -------------- ----         ------------              ----
                               Total                5,262      $204,129,808.93           100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.

                              Junior Ratios (1)(2)

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Range of Junior Ratios (%)                     Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
      0.001%  to   5.000%                                          $13,981.02               0.01%
                                                        1
      5.001%  to   10.000%
                                                       75        1,291,046.36                0.63
     10.001%  to   15.000%                            428        9,379,081.65                4.59
     15.001%  to   20.000%                            948       27,768,046.01               13.60
     20.001%  to   25.000%                          1,184       42,747,791.07               20.94
     25.001%  to   30.000%                            996       41,070,088.55               20.12
     30.001%  to   35.000%                            865       41,121,088.96               20.14
     35.001%  to   40.000%                            373       18,832,252.02                9.23
     40.001%  to   45.000%                            197       10,307,006.47                5.05
     45.001%  to   50.000%
                                                       96        5,488,770.08                2.69
     50.001%  to   55.000%
                                                       40        2,225,141.65                1.09
     55.001%  to   60.000%
                                                       23        1,526,041.95                0.75
     60.001%  to   65.000%
                                                       16        1,140,731.42                0.56
     65.001%  to   70.000%
                                                        7          467,462.16                0.23
     70.001%  to   75.000%
                                                        1           69,767.31                0.03
     75.001%  to   80.000%
                                                        3          216,291.07                0.11
     80.001%  to   85.000%
                                                        1           54,795.04                0.03

     95.001%  to   100.000%                             8           410,426.14               0.20
                                                       --          ----------                ----
                                Total               5,262     $204,129,808.93             100.00%

(1) The Junior Ratio of a Home Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Loan is underwritten.
(2) The weighted average Junior Ratio of the Initial Group I Home Loans as of the Cut-Off Date is approximately 28.54%.

Bear Stearns
Page 1

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                   Loan Rates

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Range of Loan Rates (%)                        Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
   10.000%  to   10.999%                                        $1,574,329.32               0.77%
                                                       35
   11.000%  to   11.999%
                                                       68        2,688,077.08                1.32
   12.000%  to   12.999%                              234        9,163,895.57                4.49
   13.000%  to   13.999%                              706       27,671,823.29               13.56
   14.000%  to   14.999%                            1,479       58,272,846.63               28.55
   15.000%  to   15.999%                            1,516       57,703,613.94               28.27
   16.000%  to   16.999%                            1,223       47,039,926.04               23.04
   17.000%  to   17.999%                                1           15,297.06                0.01
                                                       --           ---------                ----
                                Total               5,262     $204,129,808.93             100.00%

The  weighted  average  Loan Rate of the  Initial  Group I Home  Loans as of the
Cut-Off Date is approximately 15.120%.


                     Months Remaining to Scheduled Maturity

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Range of Remaining Term                        Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
         61   to   120                                            $520,782.97               0.26%
                                                       14
        121   to   180                              2,586       91,599,845.12               44.87
        181   to   240                                283       11,554,304.24                5.66
        241   to   300                             2,379       100,454,876.60               49.21
                                       ----------- ------      --------------               -----
                                Total               5,262     $204,129,808.93             100.00%

The weighted average months remaining to scheduled maturity of the Initial Group
I Home Loans as of the Cut-Off Date is approximately 240 months.




Bear Stearns
Page 6

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                  Lien Priority

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Lien Position                                  Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
Second                                             5,262      $204,129,808.93             100.00%
                                       ----------  ------     ---------------             -------
                                Total               5,262     $204,129,808.93             100.00%


                              Debt-to-Income Ratios

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Range of Debt-to-Income Ratios (%)             Home Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
         10.000%  to  14.999%                                      $141,744.18                0.07%
                                                         6
         15.000%  to  19.999%                           27          748,582.52                 0.37
         20.000%  to  24.999%                          176        5,811,456.94                 2.85
         25.000%  to  29.999%                          416       14,167,034.96                 6.94
         30.000%  to  34.999%                          746       26,287,980.38                12.88
         35.000%  to  39.999%                        1,181       43,871,299.07                21.49
         40.000%  to  44.999%                        1,319       51,552,644.50                25.25
         45.000%  to  49.999%                        1,382       61,131,444.94                29.95
         50.000%  to  54.999%                            9          417,621.44                 0.20
                                                        --          ----------                 ----
                                 Total               5,262     $204,129,808.93              100.00%

The weighted average Debt-to-Income Ratio of the Initial Group I Home Loans as of the Cut-Off Date is approximately 40.11%.




                               Documentation Type

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                          Initial Group I    Aggregate Unpaid      Date Aggregate
Documentation Level                            Home Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
Full Documentation                                 5,262      $204,129,808.93             100.00%
                                      ----------   ------     ---------------             -------
                               Total                5,262     $204,129,808.93             100.00%




Bear Stearns
Page 7

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                        Occupancy Types

                                                                                   Percentage of
                                               Number of                                 Cut-Off
 Occupancy (as indicated by the          Initial Group I    Aggregate Unpaid      Date Aggregate
 Borrower)                                    Home Loans   Principal Balance   Principal Balance
 ------------------------------------ ------------------- ------------------- -------------------
Owner Occupied                                    5,262      $204,129,808.93             100.00%
                                      ----------  ------     ---------------             -------
                               Total              5,262      $204,129,808.93             100.00%




                                  Loan Purpose

                                                                                   Percentage of
                                              Number of                                  Cut-Off
                                        Initial Group I     Aggregate Unpaid      Date Aggregate
 Loan Purpose                                Home Loans    Principal Balance   Principal Balance
 ------------------------------------ ------------------ -------------------- -------------------
Debt Consolidation                               2,575       $102,950,143.91              50.43%
Debt Consolidation & Cash Out                    1,493         52,719,301.68               25.83
Cash Out                                           728         24,408,439.19               11.96
Rate & Terms (Refinance)                           466         24,051,924.15               11.78
                                                  ----         -------------               -----
                               Total             5,262       $204,129,808.93             100.00%




                             Disposable Income of Borrowers (1)(2)

                                                                                   Percentage of
                                               Number of                                 Cut-Off
Range of Disposable                      Initial Group I    Aggregate Unpaid      Date Aggregate
Monthly Income of Borrower ($)                Home Loans   Principal Balance   Principal Balance
------------------------------------- ------------------- ------------------- -------------------
     $1,000.00   to    $2,000.00                       1          $26,106.43               0.01%
     $2,000.01   to    $3,000.00                   2,294       78,830,872.80               38.62
     $3,000.01   to    $4,000.00                   1,598       62,971,890.22               30.85
     $4,000.01   to    $5,000.00                     829       35,674,627.52               17.48
     $5,000.01   to    $6,000.00                     307       14,639,386.39                7.17
     $6,000.01   to    $7,000.00                     118        5,794,866.62                2.84
     $7,000.01   to    $8,000.00                      58        3,015,067.96                1.48
     $8,000.01   to    $9,000.00                      28        1,456,516.34                0.71
     $9,000.01   to    $10,000.00                     11          633,406.22                0.31
    $10,000.01    +                                   18        1,087,068.43                0.53
                                                      --        ------------                ----
                               Total               5,262     $204,129,808.93             100.00%

(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

(2) The weighted average Disposable Monthly Income of the Borrower of the Initial Home Loans as of the Cut-Off Date is approximately $3,644.49.

Bear Stearns
Page 8

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                  Credit Scores as of the Date of Origination of the Home Loans

                                                                                     Percentage of
                                                Number of                                  Cut-Off
Range of Credit Scores as of the          Initial Group I    Aggregate Unpaid       Date Aggregate
Date of Origination of the Loans               Home Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
             640  to  659                              744      $28,878,658.78               14.15%
             660  to  679                            1,826       70,743,016.24                34.66
             680  to  699                            1,246       49,227,198.70                24.12
             700  to  719                              776       30,249,320.62                14.82
             720  to  739                              430       15,797,377.05                 7.74
             740  to  759                              175        6,893,856.14                 3.38
             760  to  779                               55        2,010,827.01                 0.99
             780  to  799                              10           329,554.39                 0.16
                                       -------------------          ----------                 ----
                                 Total               5,262     $204,129,808.93              100.00%

The weighted  average  Credit Score of the Borrower of the Initial  Group I Home
Loans as of the Cut-Off Date is approximately 685.


Bear Stearns
Page 9

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.





THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                     COLLATERAL SUMMARY - GROUP II LOANS (NON-CONFORMING)

                                     Home Loan Collateral

 Cut-Off Date                        1/1/01

 Total Outstanding Balance:          $22,517,306.44

 Number of Loans:                    306

 Average Remaining Balance:          $73,585.97  (range: $14,994.69 -
                                     $149,951.55)

 WA Home Loan Rate:                  15.030%  (range: 9.880% - 16.990%)

 Original Weighted Average Term:     269 months

 Remaining Weighted Average Term:    266 months

 Lien Position:                      100.00% second

 WA CLTV Ratio:                      113.10% (range: 72.14% - 125.00%)

 WA FICO Score:                      689

 WA DTI Ratio:                       43.84% (20.08% - 49.99%)

 WA Junior Ratio:                    25.08% (4.06% - 59.86%)

 WA Disposable Income:               $5,781.17

 Documentation:                      100.00% full documentation

 Property Type:                      92.09% single family,
                                     5.71% condo,
                                     2.20% PUD.

 Owner Occupancy:                    100.00% owner occupied

 Geographic Distribution:            CA (45.11%)
 (all states >= 5.00%)


Bear Stearns
Page 10

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group II (Non-Conforming) Home Loan Characteristics


Set forth below is a description of certain characteristics of the Initial Group
II Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group II Home Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).




                                  Property Type

                                                                                     Percentage of
                                                Number of                                  Cut-Off
                                         Initial Group II    Aggregate Unpaid       Date Aggregate
Property Type                                  Home Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
Single Family                                         282      $20,735,211.46               92.09%
Condo                                                  16        1,285,879.94                 5.71
PUD                                                     8          496,215.04                 2.20
                                                        -          ----------                 ----
                                Total                 306      $22,517,306.44              100.00%







                         Outstanding Principal Balances

                                                                                     Percentage of
                                                Number of                                  Cut-Off
                                         Initial Group II    Aggregate Unpaid       Date Aggregate
Range of Principal Balances ($)                Home Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
          $0.00    to    $25,000.00                     5          $89,608.08                0.40%
     $25,000.01    to    $50,000.00                    76        3,318,445.53                14.74
     $50,000.01    to    $75,000.00                    85        5,372,756.22                23.86
     $75,000.01    to    $100,000.00                   92        7,865,612.92                34.93
    $100,000.01    to    $125,000.00                   48        5,870,883.69                26.07
    $125,000.01    to    $150,000.00                    5           89,608.08                 0.40
                                                        -           ---------                 ----
                                Total                 306      $22,517,306.44              100.00%

The  average  Principal  Balance  of the  Initial  Group II Home Loans as of the
Cut-Off Date is approximately $73,585.97.


Bear Stearns
Page 11

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                Original Balances

                                                                                     Percentage of
                                                Number of                                  Cut-Off
                                         Initial Group II    Aggregate Unpaid       Date Aggregate
Range of Original Balances ($)                 Home Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
          $0.00    to    $24,999.99                     5          $89,608.08                0.40%
     $25,000.00    to    $49,999.99                    76        3,318,445.53                14.74
     $50,000.00    to    $74,999.99                    85        5,372,756.22                23.86
     $75,000.00    to    $99,999.99                    92        7,865,612.92                34.93
    $100,000.00    to    $199,999.99                   48        5,870,883.69                26.07
                                                       --        ------------                -----
                                Total                 306      $22,517,306.44              100.00%

The average Original Balance of the Initial Group II Home Loans is approximately
$73,585.97.




                          Combined Loan-to-Value Ratios

                                                                                    Percentage of
                                                Number of                                 Cut-Off
Range of Combined Loan-to-Value          Initial Group II    Aggregate Unpaid      Date Aggregate
Ratios (%)                                     Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
     70.01%   to    80.00%                              2          $89,980.93               0.40%
     80.01%   to    90.00%                              1           49,960.21                0.22
     90.01%   to    100.00%                            19        1,198,154.47                5.32
    100.01%   to    105.00%                            37        2,253,132.45               10.01
    105.01%   to    110.00%                            61        4,129,083.87               18.34
    110.01%   to    115.00%                            62        4,674,386.46               20.76
    115.01%   to    120.00%                            64        5,248,464.31               23.31
    120.01%   to    125.00%                            60        4,874,143.74               21.65
                                                       --        ------------               -----
                                Total                 306      $22,517,306.44             100.00%

The minimum and maximum  Combined  Loan-to-Value  Ratios of the Initial Group II
Home Loans as of the Cut-Off Date are approximately 72.14% and 125.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Group II Home Loans as of the Cut-Off Date is approximately 113.10%.


Bear Stearns
Page 12

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                           Geographical Distributions

                                                                                     Percentage of
                                                 Number of                                 Cut-Off
                                          Initial Group II    Aggregate Unpaid      Date Aggregate
Location                                        Home Loans   Principal Balance   Principal Balance
-------------------------------------- -------------------- ------------------- -------------------
California                                             145      $10,156,729.90              45.11%
Florida                                                 15        1,099,937.31                4.88
New York                                                16        1,097,258.64                4.87
Washington                                              12          995,670.34                4.42
Virginia                                                 9          921,255.35                4.09
Illinois                                                 9          748,208.16                3.32
Georgia                                                  8          603,734.56                2.68
Maryland                                                 9          593,897.08                2.64
North Carolina                                           8          574,828.42                2.55
Ohio                                                     7          512,584.43                2.28
New Jersey                                               6          506,365.62                2.25
Other                                                   62        4,706,836.63               20.90
                                                        --        ------------               -----
                                Total                  306      $22,517,306.44             100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.



                              Junior Ratios (1)(2)

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                         Initial Group II    Aggregate Unpaid      Date Aggregate
Range of Junior Ratios (%)                     Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
      0.001%  to   5.000%                               2          $34,970.20               0.16%
      5.001%  to   10.000%                             18          622,193.28                2.76
     10.001%  to   15.000%                             36        1,681,416.29                7.47
     15.001%  to   20.000%                             78        4,554,111.80               20.22
     20.001%  to   25.000%                             56        4,143,766.59               18.40
     25.001%  to   30.000%                             68        6,012,471.44               26.70
     30.001%  to   35.000%                             26        2,716,780.71               12.07
     35.001%  to   40.000%                             15        1,740,497.23                7.73
     40.001%  to   45.000%                              5          715,011.29                3.18
     45.001%  to   50.000%                              1          146,947.92                0.65
     55.001%  to   60.000%                              1          149,139.69                0.66
                                                        -          ----------                ----
                                Total                 306      $22,517,306.44             100.00%


(1) The Junior Ratio of a Home Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Loan is underwritten.

(2) The weighted average Junior Ratio of the Initial Group II Home Loans as of the Cut-Off Date is approximately 25.08%.


Bear Stearns
Page 13

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                   Loan Rates

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                         Initial Group II    Aggregate Unpaid      Date Aggregate
Range of Loan Rates (%)                        Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
    9.000%  to   9.999%                                 1          $99,923.01               0.44%
   10.000%  to   10.999%                                2          246,652.61                1.10
   11.000%  to   11.999%                                3          276,746.12                1.23
   12.000%  to   12.999%                                8          537,090.97                2.39
   13.000%  to   13.999%                               43        3,056,825.46               13.58
   14.000%  to   14.999%                              103        8,399,291.88               37.30
   15.000%  to   15.999%                               70        5,258,263.00               23.35
   16.000%  to   16.999%                               76        4,642,513.39               20.62
                                                       --        ------------               -----
                                Total                 306      $22,517,306.44             100.00%

The  weighted  average  Loan Rate of the  Initial  Group II Home Loans as of the
Cut-Off Date is approximately 15.030%.



                     Months Remaining to Scheduled Maturity

                                                                                    Percentage of
                                                Number of                                 Cut-Off
                                         Initial Group II    Aggregate Unpaid      Date Aggregate
Range of Remaining Months                      Home Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
        121   to   180                                 87       $5,201,914.26              23.10%
        181   to   240                                 21        1,711,342.57                7.60
        241   to   300                                198       15,604,049.61               69.30
                                                      ---       -------------               -----
                                Total                 306      $22,517,306.44             100.00%

The weighted average months remaining to scheduled maturity of the Initial Group
II Home Loans as of the Cut-Off Date is approximately 266 months.






Bear Stearns
Page 14

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                  Lien Priority

                                                                                    Percentage of
                                                 Number of                                Cut-Off
                                          Initial Group II   Aggregate Unpaid      Date Aggregate
Lien Position                                   Home Loans  Principal Balance   Principal Balance
-------------------------------------- -------------------- ------------------ -------------------
Second                                                 306     $22,517,306.44             100.00%
                                                       ---     --------------             -------
                                Total                  306     $22,517,306.44             100.00%



                              Debt-to-Income Ratios

                                                                                    Percentage of
                                                 Number of                                Cut-Off
                                          Initial Group II    Aggregate Unpaid     Date Aggregate
Range of Debt-to-Income Ratios (%)              Home Loans   Principal Balance  Principal Balance
-------------------------------------- -------------------- ------------------- ------------------
         20.000%  to  24.999%                             3         $256,715.31               1.14%
         25.000%  to  29.999%                             7          516,317.55                2.29
         30.000%  to  34.999%                            25        1,939,833.00                8.61
         35.000%  to  39.999%                            46        2,985,810.63               13.26
         40.000%  to  44.999%                            60        4,135,363.21               18.37
         45.000%  to  49.999%                           165       12,683,266.74               56.33
                                                        ---       -------------               -----
                                  Total                 306      $22,517,306.44             100.00%

The weighted average Debt-to-Income Ratio of the Initial Group II Home Loans as of the Cut-Off Date is approximately 43.84%.




                               Documentation Type

                                                                                   Percentage of
                                                                                         Cut-Off
                                                 Number of                        Date Aggregate
                                          Initial Group II    Aggregate Unpaid         Principal
Documentation Level                             Home Loans   Principal Balance           Balance
-------------------------------------- -------------------- ------------------- -----------------
Full Documentation                                     306      $22,517,306.44           100.00%
                                                       ---      --------------           -------
                                Total                  306      $22,517,306.44           100.00%





Bear Stearns
Page 15

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                        Occupancy Types

                                                                  Aggregate        Percentage of
                                                 Number of           Unpaid              Cut-Off
                                          Initial Group II        Principal       Date Aggregate
Occupancy (as indicated by Borrower)            Home Loans          Balance    Principal Balance
--------------------------------------- ------------------- ---------------- --------------------
Owner Occupied                                         306   $22,517,306.44              100.00%
                                                       ---   --------------              -------
                                Total                  306   $22,517,306.44              100.00%



                                  Loan Purpose

                                                                                   Percentage of
                                              Number of                                  Cut-Off
                                       Initial Group II     Aggregate Unpaid      Date Aggregate
 Loan Purpose                                Home Loans    Principal Balance   Principal Balance
 ------------------------------------ ------------------ -------------------- -------------------
Debt Consolidation                                 119         $8,396,937.98              37.29%
Debt Consolidation & Cash Out                       97          7,000,482.01               31.09
Cash Out                                            54          3,567,771.29               15.84
Rate & Terms (Refinance)                            36          3,552,115.16               15.78
                                                    --          ------------               -----
                               Total               306        $22,517,306.44             100.00%




                             Disposable Income of Borrowers (1)(2)

                                                                                   Percentage of
                                               Number of                                 Cut-Off
Range of Disposable                     Initial Group II    Aggregate Unpaid      Date Aggregate
Monthly Income of Borrower ($)                Home Loans   Principal Balance   Principal Balance
------------------------------------- ------------------- ------------------- -------------------
     $1,000.00   to    $2,000.00                       6         $294,448.90               1.31%
     $2,000.01   to    $3,000.00                      66        4,429,049.21               19.67
     $3,000.01   to    $4,000.00                      80        5,608,186.75               24.91
     $4,000.01   to    $5,000.00                      53        4,102,719.43               18.22
     $5,000.01   to    $6,000.00                      47        3,697,103.65               16.42
     $6,000.01   to    $7,000.00                      21        1,622,510.63                7.21
     $7,000.01   to    $8,000.00                      15        1,108,763.90                4.92
     $8,000.01   to    $9,000.00                       3          359,537.96                1.60
     $9,000.01   to    $10,000.00                     15        1,294,986.01                5.75
    $10,000.01    +                                    6          294,448.90                1.31
                                                       -          ----------                ----
                               Total                 306      $22,517,306.44             100.00%
(1)  Determined on a pretax basis by  subtracting  the  borrower's  monthly debt service on outstanding debt from the borrower's monthly income.

(2) The weighted average Disposable Monthly Income of the Borrower of the Initial Home Loans as of the Cut-Off Date is approximately $5,781.17.


Bear Stearns
Page 16

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                  Credit Scores as of the Date of Origination of the Home Loans

                                                                                    Percentage of
                                                Number of                                 Cut-Off
Range of Credit Scores as of the         Initial Group II    Aggregate Unpaid      Date Aggregate
Date of Origination of the Loans               Home Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
             640  to  659                               55       $2,873,501.43               12.76%
             660  to  679                               98        6,842,316.94                30.39
             680  to  699                               68        5,556,608.44                24.68
             700  to  719                               40        3,463,418.16                15.38
             720  to  739                               29        2,445,514.72                10.86
             740  to  759                               11          863,286.79                 3.83
             760  to  779                                4          410,095.36                 1.82
             780  to  799                                1           62,564.60                 0.28
                                                         -           ---------                 ----
                                 Total                 306      $22,517,306.44              100.00%

The weighted  average  Credit Score of the Borrower of the Initial Group II Home
Loans as of the Cut-Off Date is approximately 689.



Bear Stearns
Page 17

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
